UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Closing of U.S. Dollar Notes Offering

General Information

On June 24, 2019, Fiserv, Inc. (the “Company”) completed the public offering and issuance of:

•	$2,000,000,000 aggregate principal amount of its 2.750% Senior Notes due 2024 (the “2024 Notes”);

•	$2,000,000,000 aggregate principal amount of its 3.200% Senior Notes due 2026 (the “2026 Notes”);

•	$3,000,000,000 aggregate principal amount of its 3.500% Senior Notes due 2029 (the “2029 Notes”); and

•	$2,000,000,000 aggregate principal amount of its 4.400% Senior Notes due 2049 (the “2049 Notes” and, together with the 2024 Notes, the 2026 Notes and the 2029 Notes, the “Notes”).

The Notes were issued under an Indenture (the “Indenture”), dated as of November 20, 2007, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by (i) a Sixteenth Supplemental Indenture, establishing the terms and providing for the issuance of the 2024 Notes (the “2024 Notes Supplemental Indenture”), (ii) a Seventeenth Supplemental Indenture, establishing the terms and providing for the issuance of the 2026 Notes (the “2026 Notes Supplemental Indenture”), (iii) an Eighteenth Supplemental Indenture, establishing the terms and providing for the issuance of the 2029 Notes (the “2029 Notes Supplemental Indenture”), and (iv) a Nineteenth Supplemental Indenture, establishing the terms and providing for the issuance of the 2049 Notes (the “2049 Notes Supplemental Indenture”), each dated as of June 24, 2019 and each by and between the Company and the Trustee.

Interest Rate and Maturity

The 2024 Notes Supplemental Indenture and the form of the 2024 Note that is included therein provide, among other things, that the 2024 Notes bear interest at a rate of 2.750% per year (payable semi-annually in arrears on January 1 and July 1 of each year, beginning on January 1, 2020) and will mature on July 1, 2024.

The 2026 Notes Supplemental Indenture and the form of the 2026 Note that is included therein provide, among other things, that the 2026 Notes bear interest at a rate of 3.200% per year (payable semi-annually in arrears on January 1 and July 1 of each year, beginning on January 1, 2020) and will mature on July 1, 2026.

The 2029 Notes Supplemental Indenture and the form of the 2029 Note that is included therein provide, among other things, that the 2029 Notes bear interest at a rate of 3.500% per year (payable semi-annually in arrears on January 1 and July 1 of each year, beginning on January 1, 2020) and will mature on July 1, 2029.

The 2049 Notes Supplemental Indenture and the form of the 2049 Note that is included therein provide, among other things, that the 2049 Notes bear interest at a rate of 4.400% per year (payable semi-annually in arrears on January 1 and July 1 of each year, beginning on January 1, 2020) and will mature on July 1, 2049.

Optional Redemption

At any time prior to June 1, 2024, with respect to the 2024 Notes, May 1, 2026, with respect to the 2026 Notes, April 1, 2029, with respect to the 2029 Notes or January 1, 2049, with respect to the 2049 Notes (each, a “par call date”), the Company may redeem the Notes at a redemption price equal to the greater of (a) 100% of the aggregate principal amount of any Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, not including unpaid interest accrued to the redemption date, that would have been due if such series of Notes matured on the related par call date discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a treasury rate plus 15 basis points, with respect to any 2024 Notes being redeemed, 20 basis points, with respect to any 2026 Notes being redeemed, 25 basis points, with respect to any 2029 Notes being redeemed, and 30 basis points, with respect to any 2049 Notes being redeemed, plus, in each case accrued and unpaid interest on the Notes being redeemed to, but not including, the redemption date. At any time on or after the applicable par call date, the Company may redeem the Notes at a redemption price equal to 100% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes being redeemed to, but not including, the redemption date.

Repurchase Upon a Change of Control Triggering Event

The Company is required to offer to repurchase the Notes for cash at a price of 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, upon the occurrence of a change of control triggering event.

Special Mandatory Redemption

If (i) the proposed merger, previously announced on January 16, 2019, pursuant to the Agreement and Plan of Merger, by and among Fiserv, 300 Holdings, Inc. and First Data Corporation (“First Data”) (such agreement, the “merger agreement”), has not been consummated on or prior to April 16, 2020 (or such later date as extended by agreement of the parties to the merger agreement, the “outside date”), (ii) on or prior to the outside date, the merger agreement is terminated in accordance with its terms or by agreement of the parties thereto, and the merger has not been consummated, or (iii) on or prior to the outside date, the Company notifies the Trustee in writing that in the Company’s reasonable judgment the merger will not be consummated on or prior to the outside date, then the Company is required to redeem all outstanding Notes on the special mandatory redemption date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date.

Events of Default

The Indenture, the 2024 Notes Supplemental Indenture, the 2026 Notes Supplemental Indenture, the 2029 Notes Supplemental Indenture and the 2049 Notes Supplemental Indenture contain customary events of default. If an event of default occurs and is continuing with respect to any series of the Notes, then the Trustee or the holders of at least 25% of the principal amount of the outstanding Notes of that series may declare the Notes of that series to be due and payable immediately. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately.

Documentation

The descriptions of the 2024 Notes Supplemental Indenture, the 2026 Notes Supplemental Indenture, the 2029 Notes Supplemental Indenture and the 2049 Notes Supplemental Indenture set forth above are qualified by reference to the 2024 Notes Supplemental Indenture, the 2026 Notes Supplemental Indenture, the 2029 Notes Supplemental Indenture and the 2049 Notes Supplemental Indenture filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 8.01.	Other Events.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-227436) that the Company filed with the Securities and Exchange Commission on September 20, 2018. The Company is filing certain exhibits as part of this Current Report on Form 8-K for purposes of such Registration Statement. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

4.1	Sixteenth Supplemental Indenture, dated as of June 24, 2019, between Fiserv, Inc. and U.S. Bank National Association (including Form of 2.750% Senior Notes due 2024).

4.2	Seventeenth Supplemental Indenture, dated as of June 24, 2019, between Fiserv, Inc. and U.S. Bank National Association (including Form of 3.200% Senior Notes due 2026).

4.3	Eighteenth Supplemental Indenture, dated as of June 24, 2019, between Fiserv, Inc. and U.S. Bank National Association (including Form of 3.500% Senior Notes due 2029).

4.4	Nineteenth Supplemental Indenture, dated as of June 24, 2019, between Fiserv, Inc. and U.S. Bank National Association (including Form of 4.400% Senior Notes due 2049).

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Lynn S. McCreary, Chief Legal Officer and Secretary of Fiserv, Inc.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Lynn S. McCreary, Chief Legal Officer and Secretary of Fiserv, Inc. (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: June 24, 2019	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer and Treasurer